                                                                     EXHIBIT 3.5


                            File Number 5622 192 1
                                        ----------

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                   [PICTURE]


  Whereas, ARTICLES OF INCORPORATION OF
                     DES PLAINES RIVER ENTERTAINMENT CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefor. I, Jim Edgar, Secretary of State of the State of Illinois by virtue of the powers vested in me by law do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I thereto set my hand and cause to be affixed the Great Seal of the State of Illinois at the City of Springfield this 26th day of DECEMBER A.D. 1990 and of the Independence of the United States the two hundred and 15th.



                                        /s/ Jim Edgar
                                        -------------------------------
                                               SECRETARY OF STATE

B.C.A. 2.10 (Rev. Jul 1984)                                     File #

--------------------------------                --------------------------------
Statement  Deposit                                   This Space For Use By
                                                        Secretary of State
Payment trust made by Certified                 Date 12-26-90
Check, Cashier's Check, Illinois                License Fee      $   .50
Attorney's Check, Illinois                      Franchise Tax    $ 25.00
C.P.A.'s Check or Money order                   Filing Fee       $ 75.00
payable to "Secretary of State"                 Clerk            $100.50
--------------------------------                --------------------------------

                                   JIM EDGAR
                              Secretary of State
                               State of Illinois

                           ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE    The name of the corporation is   Des Plaines River Entertainment Corp.
                                               -------------------------------------------------------------
                                               Shall contain the work "corporation", "company" "incorporated


               ---------------------------------------------------------------------------------------------
                                                   Limited or an abbreviation thereof

ARTICLE TWO    The name and address of the initial registered agent and its registered office are:

               Registered Agent   Benjamin                                              Beiler
                                ----------------------------------------------------------------------------
                                  First Name                    Middle Name             Last Name

               Registered Office   One IBM Plaza
                                ----------------------------------------------------------------------------
                                  Number                Street

                                    Chicago             60611                           Cook
                                ----------------------------------------------------------------------------
                                   City                 Zip Code                        County


ARTICLE THREE  The purpose or purposes for which the corporation is organized are:
               If not sufficient space to cover this point, add one or more sheets of this size

   To engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation act.

ARTICLE FOUR   Paragraph 1: The authorized shares shall be:

                        Class                    Par Value per share                          Number of shares authorized
            ---------------------------------------------------------------------------------------------------------------------
                     Common                             NPV                                             1,000
            ---------------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------------
            ---------------------------------------------------------------------------------------------------------------------
            Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:
                        If not sufficient space to cover this point, add one or more sheets of this size



ARTICLE FIVE   The number of shares to be issued initially, and the
               consideration to be received by the corporation therefore, are:

                                               *Par Value                          Number of shares            Consideration to be
                  Class                         per share                        proposed to be issued          received therefor
            ---------------------------------------------------------------------------------------------------------------------
                  Common                             NPV                              100                   $  100.00
            ---------------------------------------------------------------------------------------------------------------------
                                                                                                            $
            ---------------------------------------------------------------------------------------------------------------------
                                                                                                            $
            ---------------------------------------------------------------------------------------------------------------------
                                                                                                            $
            ---------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL  $  100.00
                                                                                                            ---------------------


* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is

ARTICLE SIX    OPTIONAL
               The number of directors constituting the initial board of directors of the corporation is _______ and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                         Name                                           Residential Address
               ---------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------


ARTICLE SEVEN  Optional
               (a)   It is estimated that the value of all property to be owned by the corporation              $_____
                     for the following year wherever located will be:
               (b)   It is estimated that the value of the property to be located within the State of           $_____
                     Illinois during the following year will be:
               (c)   It is estimated that the gross amount of business which will be transacted by the          $_____
                     corporation during the following year will be:
               (d)   It is estimated that the gross amount of business which will be transacted from            $_____
                     places of business in the State of Illinois during the following year will be:

ARTICLE EIGHT  OTHER PROVISIONS
               Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                       NAMES & ADDRESS OF INCORPORATORS

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Article of Incorporation are true.
Dated:  December 21, 1990
      ---------------------

                Signatures and Names           Post office Address

     1.  /s/ Nancy L. Nelson                   1. One IBM Plaza
         -----------------------------            -----------------------------
         Signatures                               Street

         Nancy L. Nelson                          Chicago,       IL      60611
         -----------------------------            -----------------------------
         Name (please print)                      City, Town     State     Zip

     2.                                        2.
         -----------------------------            -----------------------------
         Signatures                               Street


         -----------------------------            -----------------------------
         Name (please print)                      City, Town     State     Zip

     3.                                        3.
         -----------------------------            -----------------------------
         Signatures                               Street


         -----------------------------            -----------------------------
         Name (please print)                      City, Town     State     Zip

(Signature must be in ink on original document Carbon copy, ??? or rubber stamp signature may only be conformed copies)
Note: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President of Vice President and verified by him, and attested by its Secretary or an Assistant Secretary.

                                Form BCA - 2.10
File No. _____________________

================================================================================
                           ARTICLES OF INCORPORATION

                                 FEE SCHEDULE


  * The initial license fee for a domestic corporation is computed at the rate of 1/20th of 1 percent (.50 per $1,000) of the amount of stated capital and paid-in surplus, with a minimum of .50.

  * The initial franchise tax is assessed at the rate of 1/10th of 1 percent ($1.00 per $1,000) on the stated capital and paid-in surplus represented in this state, with a minimum of $25.00 and a maximum of $1,000.000.
  * The Filing fee is $75.00

  The minimum total fees due fee (licence fee (plus) franchise tax (plus) filing fee) where all the property and business is in Illinois, or where the corporation elects to pay on that basis is $100.50. If you would like the fees computed for you, please call the Department of Business Services in Springfield.

                                  RETURN TO:

                        Department of Business Services
                             Corporation Division
                              Secretary of State
                         Springfield, Illinois  62756
                           Telephone (217) 782-6961

================================================================================

                                                                     Exhibit 3.5

                            File Number 5622 192 1
                                        ----------

                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                                   [PICTURE]


  Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                     DES PLAINES RIVER ENTERTAINMENT CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefor, I, George H, Ryan, Secretary of State of the State of Illinois by virtue of the powers vested in me by law do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois at the City of Springfield this 6th day of FEBRUARY A.D. 1991 and of the Independence of the United States the two hundred and 15th.



[SEAL]                                  /s/ George H. Ryan
                                        -------------------------------
                                               SECRETARY OF STATE

Form BCA-10.30                                             File # 5622-1921-1
--------------------------------------------------------------------------------
George H. Ryan                                               SUBMIT IN DUPLICATE
Secretary of State                                        ----------------------
Department of Business Services                           This space for use by
Springfield, IL 62756                                     Secretary of State
Telephone (217) 782-6961
                                                          Date  2-6-91
Remit payment in check or money                           Franchise Tax    $
order, payable to "Secretary of State"                    Filing Fee       $
                                                          Penalty          $  25
                                                          Approved:

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT

1.   CORPORATE NAME:     Des Plaines River Entertainment Corp.
                   -------------------------------------------------------------
                                                                        (Note 1)

2.   MANNER OF ADOPTION:

          The following amendment of the Articles of Incorporation was adopted on February 5, 1991 in the manner indicated below. ("X" one box only).

     [X] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected: or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)

     [_]  By a majority of the board of directors, in accordance with Section
          10.15 shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)

     [_] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

     [_] By the shareholders, in accordance with Sections 10 20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A Consent in writing has been signed by Shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                        (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent a in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:) Resolved, that the Articles of Incorporation be amended to read as follows: Article One:
The name of the corporation is Des Plaines River Entertainment Corporation.

--------------------------------------------------------------------------------
                                  (NEW NAME)

                 All changes other than name include on page 2

                                  Resolution

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: ( If not applicable, insert "No change")



4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")




     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows" (If not applicable, insert "No change")



                                      Before Amendment     After Amendment

                      Paid-in Capital $_______________     $______________

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated __________________________, 19___                            __________________________________________________
                                                                                   (Exact Name of Corporation)

     attested by________________________________________________         by_______________________________________________
              (Signature of Secretary or Assistant Secretary)                (Signature of President or Vice President)
                _________________________________________________         ________________________________________________
                         (Type or Print Name and Title)                            (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated:  February 5, 1991
            -----------------

/s/ Nancy L. Nelson
--------------------------------------------------------------------------------

Nancy L. Nelson
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State. BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                     ((S) 10.10)
NOTE 3. Directors may adopt amendments without shareholder approval in only six instances, as follows:
          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office , provided a statement pursuant to (S) 5.10 is also filed;
          (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (d) to change the corporate name by substituting the word "corporation" "incorporated" "company", "limited", or the abbreviation "corp", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05
          (f) to restate the articles of incorporation as currently amended.
                                                                     ((S) 10.15)

NOTE 4. All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                                      ((S)10.20)

NOTE 5. When shareholder approval is by consent, all shareholder must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                               ((S)7.10 & 10.20)

File Number  5622-192-1

                               State of Illinois

                                   Office of
                            The Secretary of State

                                 [INSERT ART]

Whereas,
          ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
DES PLAINES RIVER ENTERTAINMENT CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers invested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the city of Springfield, this 28th day of February A.D. 1996 and of the Independence of the United States the two hundred and 16th.

[INSERT SEAL OF
 THE STATE OF
 ILLINOIS]

                                                          /s/ George H. Ryan

                                                          Secretary of State

Form BCA-10.30               ARTICLES OF AMENDMENT

(Rev. Jan 1991)                                        File # 5622-192-1
--------------------------------------------------------------------------------
George H. Ryan                        FEB 28 1992           SUBMIT IN DUPLICATE
Secretary of State                                     -------------------------
Department of Business Services     GEORGE H. RYAN         This space for use by
Springfield, IL 62756             SECRETARY OF STATE         Secretary of State
Telephone (217) 782-5961                 PAID
---------------------------------                      Date  2-28-92

Remit payment in check or money                        Franchise Tax      $
order, payable to "Secretary of State                  Filing Fee         $25
                                                       Penalty            $

                                                       Approved: MJ
--------------------------------------------------------------------------------
                                  MAR 5 1992

1.   CORPORATE NAME:  Des Plaines River Entertainment Corporation
                    ------------------------------------------------------------
                                                                    (Note 1)
2.   MANNER OF ADOPTION:

         The following amendment of the Articles of Incorporation was adopted on January 8, 1992 in the manner indicated below ("X" one box only)

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected: or by a majority of the board of directors, in accordance with Section 10.10 the corporation having issued no shares as of the time of adoption of this amendment;
                                                                    (Note 2)

     [_] By a majority of the board of directors in accordance with Section
         10.15 shares having been issued by shareholder action not being required for the adoption of the amendment:
                                                                    (Note 3)

     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment:
                                                                    (Note 4)

     [_] By the shareholders in accordance with Sections 10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by a statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
         Section 7.10.
                                                                    (Note 4)

     [_] By the shareholders in accordance with Sections 10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                    (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED. that the Articles of Incorporation be amended to read as follows:) Resolved, that the Articles of Incorporation be amended to read as follows: "ARTICLE ONE:
The name of the Corporation is Empress River Casino Corporation.
________________________________________________________________________________
                                  (NEW NAME)




                All changes other than name, include on page 2
                                    (over)

                                   Resolution

3. The manner in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of the class, provided for the effected by this amendment, is as follows: if not applicable, insert "No change")




4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")




     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows" (If not applicable, insert "No change")




                                         Before Amendment  After Amendment

                         Paid-in Capital $_______________  $______________

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated:  February 12, 1992                Des Plaines River Entertainment
                                              Corporation

                                                (Exact Name of Corporation)

     attested by /s/ Peter A. Ferro, Jr.       By /s/ William Sabo
                 --------------------------       -------------------------
                 (Signature of Secretary or         (Signature of President
                    Assistant Secretary)       or       Vice President)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated _______________________, 19____

     _____________________________________  ___________________________________

     _____________________________________  ___________________________________

     _____________________________________  ___________________________________

     _____________________________________  ___________________________________

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                 (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation" "incorporated" "company", "limited", or the abbreviation "corp", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05
         (f) to restate the articles of incorporation as currently amended.
                                                                 (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies.
                                                                 (Section 10.20)

NOTE 5: When shareholder approval is by consent, all shareholder must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                         (Sections 7.10 & 10.20)

                            File Number 5622-192-1

                               State of Illinois

                                   Office of
                            The Secretary of State


                                    [LOGO]


Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 29th day of June A.D. 1992 and of the Independence of the United States the two hundred and 16th.

[LOGO]

                                                        /s/ George H. Ryan
                                                        ------------------
                                                        SECRETARY OF STATE

Form BCA-10.30                 ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                            File # 5622-192-1
--------------------------------------------------------------------------------
George H. Ryan
Secretary of State                                        SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL 62756                                    --------------------
Telephone (217) 782-6961                                 This space for use by
---------------------------------                         Secretary of State

Remit payment in check or money                          Date   6-29-92
order, payable "Secretary of State"

                                                         Franchise Tax $
                                                         Filing Fee    $25.00
                                                         Penalty       $

                                                         Approved: /s/ MJ
--------------------------------------------------------------------------------

1.   CORPORATE NAME:  Empress River Casino Corporation
     ---------------------------------------------------------------------------
                                                                     (Note 1)

2.   MANNER OF ADOPTION:
          The following amendment of the Articles of Incorporation was adopted on June 9, 1992 in the manner indicated below. ("X" one box only)

     [_] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                     (Note 2)

     [_] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                                     (Note 3)

     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                     (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                     (Note 4)

     [_] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                     (Note 4)

                              (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)


--------------------------------------------------------------------------------
                                  (NEW NAME)

     RESOLVED, that the Articles of Incorporation be amended to read as follows:
     "Article Four Paragraph 1: The authorized shares shall be:
           Common               NPV                  2,000"


                All changes other than name, include on page 2

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                   No change


4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (If not applicable, insert "No change")

                                   No change


     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                   No change


                                               Before Amendment  After Amendment
                             Paid-in Capital   $_______________  $______________

                      (Complete either Item 5 or 6 below)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated:  June 9                                     ,  1992       Empress River Casino Corporation
            --------------------------------------------  -----    --------------------------------------------
                                                                          (Exact Name of Corporation)

     attested by /s/ Peter A. Ferro, Jr.                           By /s/ William J. Sabo
                -----------------------------------------------      ------------------------------------------
                (Signature of Secretary or Assistant Secretary)      (Signature of President or Vice President)
                Peter A. Ferro, Jr., Secretary                     William Sabo, President
                -----------------------------------------------    --------------------------------------------
                       (Type or Print Name and Title)                     (Type or Print Name and Title)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                      OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                           , 19
          ---------------------------    ----

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                     ((S) 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:
         (a) to remove the names and addresses of directors named in the articles of incorporation;
         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S) 5.10 is also filed;
         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05;
         (f)   to restate the articles of incorporation as currently amended.
                                                                     ((S) 10.15)

NOTE 4: All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

         The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a
         majority within each class when class voting applies.       ((S) 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment.
                                                           ((S)(S) 7.10 & 10.20)

                            File Number 5622-192-1

                               State of Illinois

                                   Office of
                            The Secretary of State


                                    [LOGO]


Whereas, ARTICLES OF MERGER OF EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 4th day of April A.D. 1994 and of the Independence of the United States the two hundred and 18th.

[LOGO]

                                                        /s/ George H. Ryan
                                                        ------------------
                                                        SECRETARY OF STATE

Form BCA-11.25                 ARTICLES OF MERGER
(Rev. Jan. 1991)           CONSOLIDATION OR EXCHANGE     File # 5622-192-1
--------------------------------------------------------------------------------
George H. Ryan                                             SUBMIT IN DUPLICATE
Secretary of State                                      -----------------------
Department of Business Services        FILED              This space for use by
Springfield, IL 62756               APR 4 1994       PAID   Secretary of State
Telephone (217) 782-6961
-------------------------------   GEORGE H. RYAN  APR 5 1994
       DO NOT SEND CASH!        SECRETARY OF STATE
Remit payment in check or money                          Date  4/4/94
order, payable to "Secretary of
State."                                                  Filing Fee   $100.00

Filing Fee is $100, but if                               Approved  xxx
merger or consolidation of more
than 2 corporations. $50 for
each additional corporation.
--------------------------------------------------------------------------------

1. Names of the corporations proposing to merge and the state of country of their incorporation:

            Name of Corporation             State or Country of Incorporation

     Empress River Casino Corporation    Illinois  5622-192-1
---------------------------------------  ---------------------------------------
     River Casino Corporation            Delaware  5750-147-2
---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------
--------------------------------------------------------------------------------

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

--------------------------------------------------------------------------------

3.   (a)  Name of the surviving corporation:  Empress River Casino Corporation

     (b)  it shall be governed by the laws of:  Illinois

--------------------------------------------------------------------------------

4.   Plan of merger is as follows:

If not sufficient space to cover this point, add one or more sheets of this size.

          SEE ATTACHED EXHIBIT A
                                                     EXPEDITED

                                                    APR 04 1994

                                                SECRETARY OF STATE

--------------------------------------------------------------------------------

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the exchange laws of the state under which it is organized, and (b) as to each Illinois corporation as follows:

     (The following items are not applicable to mergers under Section 11.30 -- 90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each corporation)


                              By the shareholders, a         By written consent of the      By written consent of ALL
                              resolution of the board        shareholders having not        the shareholders entitled
                              of directors having been       less than the minimum          to vote on the action, in
                              duly adopted and submitted     number of votes required       accordance with Section 7.10
                              to a vote at a meeting of      by statute and by the          & Section 11.20
                              shareholders.  Not less        articles of incorporation.
                              than the minimum number of     Shareholders who have not
                              votes required by statute      consented in writing have
                              and by the articles of         been given notice in
                              incorporation voted in         accordance with Section
                              favor of the action taken.     7.10  (Section 11.220)
                                         (Section 11.20)
Name of Corporation
-------------------           --------------------------     -------------------------      --------------------------
 Empress River Casino Corporation        [_]                                                           [_]
----------------------------
  (No shareholder approval is            [_]                           [_]                             [_]
----------------------------
   required in accordance with           [_]                           [_]                             [_]
----------------------------
   the provision of Section              [_]                           [_]                             [_]
----------------------------
   11.20(c) of the BCA)                  [_]                           [_]                             [_]
----------------------------

----------------------------

--------------------------------------------------------------------------------

6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
--------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S) 11.30 - 90% owned subsidiary provisions.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                       Total Number of Shares   Number of Shares of Each Class
                            Outstanding           Owned Immediately Prior to
 Name of Corporation       of Each Class       Merger by the Parent Corporation
--------------------- ------------------------ ---------------------------------

--------------------- ------------------------ ---------------------------------

--------------------- ------------------------ ---------------------------------

--------------------- ------------------------ ---------------------------------

--------------------- ------------------------ ---------------------------------

     b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ______________, 19 _____.

          Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
          corporations received?       [_] Yes   [_] No

          (If the answer is "No," the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)


8. The undersigned corporation has caused these articles to be signed by its duly authorized offices, each of whom affirms, under penalties of perjury, that the facts stated herein are true.


Dated:  March 18, 1994                         Empress River Casino Corporation
                                              ----------------------------------
                                                 (Exact Name of Corporation)

attested by    /s/ Peter A. Ferro, Jr.        by       /s/ Kevin D. Larsen
           --------------------------------     -------------------------------
              (Signature of Secretary or           (Signature of President
                 Assistant Secretary)                 or Vice President)

                 Peter A. Ferro, Jr.             Kevin D. Larsen, President
           --------------------------------   ---------------------------------
            (Type or Print Name and Title)     (Type or Print Name and Title)

Dated: March 18, 1994                              River Casino Corporation
                                              ----------------------------------
                                                 (Exact name of Corporation)

attested by /s/ Charles P. Hammersmith, Jr.   by     /s/ Peter A. Ferro, Jr.
           --------------------------------     -------------------------------
               (Signature of Secretary             (Signature of President
               or Assistant Secretary)                or Vice President)

             Charles P. Hammersmith, Jr.             Peter A. Ferro, Jr.
           --------------------------------   ---------------------------------
            (Type or Print Name and Title)     (Type or Print Name and Title)

Dated ________________________ , 19________   _________________________________
                                                 (Exact Name of Corporation)

attested by _______________________________   by ______________________________
              (Signature of Secretary or           (Signature of President or
                 Assistant Secretary)                   Vice President)

            _______________________________      ______________________________
            (Type or Print Name and Title)       (Type or Print Name and Title)

                                   EXHIBIT A
                                   ---------

                         AGREEMENT AND PLAN OF MERGER

     The Agreement and Plan of Merger (the "Merger Agreement") is dated as of ________, 1994 and is entered into by and between River Casino Corporation, A Delaware corporation ("RCC"), and Empress River Casino Corporation, an Illinois corporation (the "Corporation" or, in its capacity as the surviving corporation of the Merger, the "Surviving Corporation").

                                R E C I T A L S
                                ---------------

     A. RCC and the Corporation currently have identical equity ownership. The outstanding capital stock of RCC consists only of one class of common stock, $.01 par value per share ("RCC Common"), of which 1,150 shares of RCC Common are issued and outstanding as of the date hereof. The outstanding capital stock of the Corporation consists only of one class of common stock, no par value per share ("Company Common"), of which 1,150 shares of Company Common are issued and outstanding as of the date hereof.

     B. RCC desires to merge with and into the Corporation with the Corporation as the surviving entity of the merger (the "Merger"), all on the terms and subject to the conditions contained in this Merger Agreement.

                              A G R E E M E N T S
                              -------------------

     Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                   ---------

                            THE MERGER TRANSACTION
                            ----------------------

     1.1  The Merger. RCC shall be merged into the Corporation pursuant to
Section 11.25 of the Business Corporation act of 1983 of the State of Illinois (the "BCA") and Section 252(c) of the General Corporation Law of the state of Delaware, and the separate corporate existence of RCC will cease.

     1.2 Effectiveness of the Merger. The Merger shall be effective at 10:00 a.m., Central Daylight Savings Time, on the date the Articles of Merger providing for the Merger are filed with the Secretary of State of the state of Illinois in accordance with the BCA ("Effective Time").

                                  ARTICLE II
                                  ----------

         SURVIVAL OF ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS
         ------------------------------------------------------------

     2.1 Articles of Incorporation. At the Effective Time, the Articles of Incorporation of the Corporation as in effect immediately prior to the Effective Time will be the Articles of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by law.

     2.2 By-laws. At the effective Time, the By-laws of the Corporation as in effect immediately prior to the Effective Time will be the By-laws of the Surviving Corporation, and thereafter may be amended or repealed in accordance with their terms.

     2.3 Officers. At the Effective Time, the officers of the Corporation immediately prior to the Effective Time will be the officers of the Surviving Corporation and will hold office from the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

     2.4 Directors. At the Effective Time, the directors of the Corporation immediately prior to the Effective Time will be the directors of the Surviving Corporation and will hold office from the Effective Time for the balance of the respective terms for which they were previously elected as directors of the Corporation and until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

                                  ARTICLE III
                                  -----------

                             CONVERSION OF SHARES
                             --------------------

     3.1 Conversion of RCC Common. Both the shareholder of RCC and the number of shares of RCC Common owned by such shareholders are identical to the shareholders of the Corporation and the number of shares of Company Common owned by such shareholders. Since the ownership structure of RCC and the Corporation is identical, upon consummation of the Merger, shareholders of RCC will not receive any consideration for the Merger and each share of RCC Common will be canceled and retired and will cease to exist, and such holder of RCC Common will thereafter cease to have any rights with respect to his or her shares of RCC Common.

     3.2 Conversion of Company Common. Upon the consummation of the Merger, all of the issued and outstanding shares of Company Common will remain issued and outstanding and will represent one fully-paid and non-assessable share of common stock, no par value per share, of the Surviving Corporation.

                                  ARTICLE IV
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     4.1 Entire Agreement. This Merger Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein.

     4.2 Binding Effect; Benefit. This Merger Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Merger Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Merger Agreement.

     4.3 Assignability. This Merger Agreement shall not be assignable by either party without the prior written consent of the other party.

     4.4 Amendments. This Merger Agreement shall not be modified or amended prior to the filing date except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

     4.5 Headings. The headings contained in this Merger Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

     IN WITNESS WHEREOF, the parties have executed this Merger Agreement on the date first above written.

                                     EMPRESS RIVER CASINO CORPORATION

                                     By:
                                        ----------------------------------
                                        Its:
                                            ------------------------------

                                     RIVER CASINO CORPORATION

                                     By:
                                        ----------------------------------
                                        Its:
                                            ------------------------------

File Number  5622-192-1


                               State of Illinois
                                   Office of
                            The Secretary of State

Whereas,
          ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
EMPRESS RIVER CASINO CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers invested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the city of Springfield, this 26th day of March A.D. 1996 and of the Independence of the United States the two hundred and 20th.

[INSERT SEAL OF
 THE STATE OF
 ILLINOIS]

                                                          /s/ George H. Ryan

                                                          Secretary of State


Form BCA - 10.30
(Rev. Jan. 1995)                                       ARTICLES OF AMENDMENT                      File # 5622 - 192 - 1
------------------------------------------------------------------------------------------------------------------------------------
George H. Ryan                                                 FILED                                    SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                          PAID  MAR 27 1996                             This space for use by
Springfield, IL 62756                                                                                   Secretary of State
Telephone (217) 782-1832
---------------------------------------                                                           Date  3-26-96
Remit payment in check or money                             MAR 26 1996
order, payable to "Secretary of State."                                                           Franchise Tax              $ 25
                                                          GEORGE H. RYAN                          Filing Fee*                $
The filing fee for articles of                          SECRETARY OF STATE                        Penalty                    $
amendment - $25.00                                                                                Approved:  /s/ ???
------------------------------------------------------------------------------------------------------------------------------------

1.   CORPORATE NAME: EMPRESS RIVER CASINO CORPORATION
                                                                        (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:

          The following amendment of the Articles of Incorporation was adopted on March 19, 1996 in the manner indicated below. ("X" one box only)

      [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

      [ ] By a majority of the board of directors, in accordance with Section
          10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                        (Note 2)

      [ ] By a majority of the board of directors, in accordance with Section
          10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                                        (Note 3)

      [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                       (Notes 4)

      [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution by the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;

                                                                   (Notes 4 & 5)

      [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article 1: The name of the corporation is:   EMPRESS CASINO JOLIET
                                                       CORPORATION


--------------------------------------------------------------------------------
                                  (NEW NAME)

                All changes other than name, include on page 2
                                    (over)

                               Text of Amendment

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in is entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

                               Text of Amendment

b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

          RESOLVED that the Articles of Incorporation of the Corporation are amended by adding thereto a new Article 8 to be and read as follows:

          8. Director Liability. No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this Article 8 shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section
     8.65 of the Illinois Business Corporation Act of 1983, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article 8 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or effected by this amendment, is as follows:
     (If not applicable, answer "No change")

                                   NO CHANGE

5. (a) The manner, if not set forth in Article 3b in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable , insert "No change")

                                   NO CHANGE

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                   NO CHANGE

                                             Before Amendment   After Amendment

                            Paid-in Capital $_______________    $______________

   (Complete either Item 6 or 7 below.  All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated:  March 19,                          , 1996           EMPRESS RIVER CASINO CORPORATION
            ------------------------------------  ----           ------------------------------------------------
                                                                 (Exact Name of Corporation at date of execution)

     attested by /s/ John Costello                               By  /s/ Kevin D. Larson
                -----------------------------------------------     ----------------------------------------------
                (Signature of Secretary Or Assistant Secretary)     (Signature of President or Vice President)

                JOHN COSTELLO, SECRETARY                            KEVIN D. LARSON, President
                -----------------------------------------------     ----------------------------------------------
                         (Type or Print Name and Title)                     (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated                           , 19
          ---------------------------    ----

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

     ----------------------------------------  ---------------------------------

                            NOTES and INSTRUCTIONS

NOTE 1. State the true exact corporate name as it appears on the records of the office of the Secretary of State BEFORE any amendments herein reported.

NOTE 2. Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                                     ((S) 10.10)

NOTE 3. Directors may adopt amendments without shareholder approval in only seven instances, as follows:
          (a) to remove the names and addresses of directors named in the articles of incorporation;
          (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section
               5.10 is also filed;
          (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
          (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
          (e) to change the corporate name by substituting the word "corporation" "incorporated" "company", "limited", or the abbreviation "corp", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
          (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S) 9.05.
          (g)  to restate the articles of incorporation as currently amended.
                                                                     ((S) 10.15)

NOTE 4. All amendments not adopted under (S) 10.10 or (S) 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. ((S) 10.20)

NOTE 5. When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.                                         ((SS) 7.10 & 10.20)

C-173.9

File Number 5622-192-1



                               State of Illinois
                                   Office of
                            The Secretary of State


Whereas, ARTICLES OF MERGER OF EMPRESS CASINO JOLIET CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 5th day of June A.D. 1998 and of the Independence of the United States the two hundred and 22nd.

[INSERT LOGO]

C-212.2
                                                        /s/ George H. Ryan
                                                        ------------------
                                                        Secretary of State

Form BCA-11.25                 ARTICLES OF MERGER
(Rev. Jan. 1995)            CONSOLIDATION OR EXCHANGE       File # 5622-192-1
--------------------------------------------------------------------------------
George H. Ryan
Secretary of State                           FILED          SUBMIT IN DUPLICATE
Department of Business Services           JUN 5, 1998
Springfield, IL 62756                                      ---------------------
Telephone 217) 782-6961                       PAID         This space for use by
-------------------------------------     JUN 05 1998        Secretary of State
      DO NOT SEND CASH!
Remit payment in check or money          GEORGE H. RYAN     Date  6-5-98
order, payable Secretary of State      SECRETARY OF STATE
Filing Fee is $100, but if merger or                        Filing Fee   $100.00
consolidation of more than 2 corpo-
rations, $50 for each additional cor-                       Approved:
poration.
================================================================================

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

             Name of Corporation             State or Country          Corporation File No.
                                             Of Incorporation
     Empress Casino Joliet Corporation           Illinois                   5622-192-1
     ------------------------------------    ----------------         ----------------------

     New Empress Joliet, Inc.                    Illinois                   5992-755-8
     ------------------------------------    ----------------         ----------------------

     ------------------------------------    ----------------         ----------------------

     ------------------------------------    ----------------         ----------------------

================================================================================

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

================================================================================

3.   (a)  Name of the surviving corporation:  Empress Casino Joliet Corporation
                                              ----------------------------------

     (b)  it shall be governed by the laws of:  Illinois
                                                --------------------------------

================================================================================
4.   Plan of merger is as follows:  See Exhibit A


 If not sufficient space to cover this point, add one or more sheets of this size.


                                                                   EXPEDITED

                                                                  JUN 5 1998

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation as follows:

     (The following items are not applicable to mergers under Section 11.30 - 90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each corporation)

                                     By the shareholders, a resolution of the
                                     board of directors having been duly adopted
                                     and submitted to a vote at a meeting of
                                     shareholders. Not less than the minimum
                                     number of votes required by statute and by
                                     the articles of incorporation voted in
                                     favor of the action taken.
                                                       ((S) 11.20)
                                     -----------------------------

Name of Corporation
-------------------
Empress Casino Joliet Corporation                  [_]
---------------------------------
New Empress Joliet, Inc.                           [_]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------

                                     By written consent of the shareholders
                                     having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section
                                     7.10 ((S) 11.220)

                                     -----------------------------

Name of Corporation
-------------------
Empress Casino Joliet Corporation                  [x]
---------------------------------
New Empress Joliet, Inc.                           [_]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------


                                     By written consent of ALL the shareholders entitled to vote on the action, in accordance with (S) 7.10 & (S) 11.20

                                     -----------------------------

Name of Corporation
-------------------
Empress Casino Joliet Corporation                  [_]
---------------------------------
New Empress Joliet, Inc.                           [x]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------
                                                   [_]
---------------------------------

================================================================================

6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:

     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving new or acquiring corporation.

     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

================================================================================

7. (Complete this item if reporting a merger under Section 11.30-90% owned subsidiary provisions.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                            Total Number of Shares       Number of Shares of Each Class
                                 Outstanding              Owned Immediately Prior to
Name of Corporation             of Each Class            Merger by the Parent Corporation
----------------------      ------------------------     --------------------------------

----------------------      ------------------------     --------------------------------

----------------------      ------------------------     --------------------------------

----------------------      ------------------------     --------------------------------

----------------------      ------------------------     --------------------------------

     b.   (Not applicable to 100% owned subsidiaries)
          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _______________, 19 _______.

          Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received? [_] Yes [_] No

          (If the answer is "No" the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

     Dated:  June 1, 1998                                               Empress Casino Joliet Corporation
             ---------------------------------------------------   ---------------------------------------------
                                                                         (Exact Name of Corporation)

     attested by  /s/ Michael W. Hansen                            by /s/ John Costello
                 -----------------------------------------------      ------------------------------------------
                 (Signature of Secretary or Assistant Secretary)      (Signature of President or Vice President)

                     Michael W. Hansen, Secretary                         John Costello, Vice President
                 -----------------------------------------------      ------------------------------------------
                     (Type or Print Name and Title)                       (Type or Print Name and Title)


     Dated:  June 1, 1998                                 , 1998               New Empress Joliet, Inc.
             ---------------------------------------------  ----      -----------------------------------------
                                                                              (Exact Name of Corporation)

     attested by  Michael W. Hansen                                  By /s/ John Costello
                 -----------------------------------------------       -----------------------------------------
                 (Signature of Secretary or Assistant Secretary)       (Signature of President or Vice President)

                 Michael W. Hansen, Secretary                              John Costello, Vice President
                 -----------------------------------------------       -----------------------------------------
                        (Type or Print Name and Title)                        (Type or Print Name and Title)

     Dated:                                              , 19
             --------------------------------------------    ---      -----------------------------------------
                                                                              (Exact Name of Corporation)

     attested by                                                     By
                 -----------------------------------------------       -----------------------------------------
                 (Signature of Secretary or Assistant Secretary)       (Signature of President or Vice President)

                 -----------------------------------------------       -----------------------------------------
                        (Type or Print Name and Title)                        (Type or Print Name and Title)

195.4

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           NEW EMPRESS JOLIET, INC.,
                            an Illinois corporation
                                      INTO
                       EMPRESS CASINO JOLIET CORPORATION
                            an Illinois corporation

     This AGREEMENT AND PLAN OF MERGER, dated as of the 1st day of June, 1998, by and among New Empress Joliet, Inc., an Illinois corporation ( the "Merging Corporation"), Empress Casino Joliet Corporation, an Illinois corporation (referred to herein as ("Empress Joliet" or the "Surviving Corporation"), and Empress Entertainment, Inc., a Delaware corporation ("Entertainment"). The Merging Corporation and the Surviving Corporation are sometimes referred to as the "Constituent Corporations."

     WHEREAS, the Merging Corporation and the Surviving Corporation are corporations duly organized and existing under the laws of the State of Illinois, and Entertainment is a corporation duly organized and existing under the laws of the State of Delaware and the parent of the Merging Corporation; and

     WHEREAS, the Boards of Directors of the Constituent Corporations and Entertainment deem it advisable for the general welfare and advantage of the Constituent Corporations and their stockholders that the Constituent Corporations merge into a single corporation pursuant to this Agreement and the Illinois Business Corporation Act.

     NOW, THEREFORE, the parties agree that the Constituent Corporations shall be merged on the following terms and conditions:

     1. The Merger. At the Effective Time (as defined below) of the merger, the Merging Corporation shall be merged with and into Empress Joliet and the separate existence of the Merging Corporation shall cease (the "Merger"). Following the consummation of the Merger, Empress Joliet shall continue its corporate existence as the wholly-owned subsidiary of Entertainment. The name of the Surviving Corporation following the Effective Time shall be "Empress Casino Joliet Corporation."

     2. Effective Time. The parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of Illinois, in such form as required by, and executed in accordance with the relevant provisions of, the Illinois Business Corporation Act. The effective time of the Merger shall be upon filing with the Secretary of State of Illinois (the "Effective Time").

     3.   Articles of Incorporation and By-Laws.

          (a) The Articles of Incorporation of Empress Joliet at the effective time of the Merger shall be the Articles of Incorporation for the Surviving Corporation until amended as provided by law.

          (b) The By-Laws of Empress Joliet at the effective time of the Merger shall be the By-Laws of the Surviving Corporation until altered or amended in accordance with the provisions thereof and Delaware law.

     4. Directors and Officers. Subject to applicable law, the initial directors and officers of the Surviving Corporation immediately after the Effective Time shall be those persons who are the directors and officers of Empress Joliet immediately prior to the Effect Time, to hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

     5. Condition to Merger. Each of the following shall be a condition precedent to the filing of the Certificate of Merger:

          (a) Entertainment and its stockholders shall have executed and delivered an Amended and Restated Stockholders Agreement (the "Stockholders Agreement") substantially similar to the existing stockholders agreement between Empress Joliet and the shareholders of Empress Joliet, or in such other form approved by Entertainment and at least 75% of its stockholders.

          (b) The stockholders of Entertainment and the shareholders of Empress Joliet shall have approved the Merger in accordance with applicable law and, with respect to the shareholders of Empress Joliet, the provisions of the Empress Joliet Shareholders Agreement.

     6.   Terms of Merger.

          (a) From and after the Effective Time of the Merger, the Surviving Corporation shall possess all the rights, privileges, immunities, and franchises of a public, as well as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares and all other choses in action, and all and every other interest, of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger, provided, however, that the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations, and any claim existing or action or preceding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger.

     (b) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, (i) each share of Common Stock of Empress Joliet issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive 0.53 shares of the Common Stock of Entertainment and 0.12 shares of the Non-Voting Common Stock of Entertainment, (ii) each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation; and (iii) each share of Common Stock of Entertainment and each share of Non-Voting Common Stock of Entertainment issued and outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive one share of the Common Stock of Entertainment and one share of the Non-Voting Common Stock of Entertainment, respectively; provided, however, that the shares of the Common Stock and Non-Voting Common Stock of Entertainment to be issued upon conversion shall not be issued to a shareholder unless and until such shareholder has executed and delivered to Entertainment the Amended and Restated Stockholders Agreement or an agreement to be bound by the provisions thereof.

     (c) The Surviving Corporation shall pay all expenses of carrying the Plan into effect and accomplishing the Merger provided for herein.

     (d) The proper officers and directors of the Constituent Corporations and Entertainment shall execute and deliver all such documents and take all such actions as may be necessary or advisable, or as may be requested by the Surviving Corporation or Entertainment from time to time, in order to vest fully all the property rights of the Constituent Corporations in the Surviving Corporation and otherwise carry out this Plan.

     (e) Anything herein or elsewhere to the contrary notwithstanding, this Plan may be abandoned by the mutual consent of the Constituent Corporations and Entertainment, evidenced by appropriate resolutions of their respective Board of Directors, at any time prior to the Effective Time of the Merger.

     (f) Promptly after the Effective Time, the Surviving Corporation shall duly and properly file an election to be a Qualified Subchapter S. Subsidiary.

                                     *****

     IN WITNESS WHEREOF, Entertainment and each of the Constituent Corporations has caused this Agreement to be signed by its duly authorized officer on the day and year first above written.

EMPRESS CASINO JOLIET                     EMPRESS ENTERTAINMENT, INC.
CORPORATION


By: /s/ Peter A. Ferro, Jr.               By: /s/ Peter A. Ferro, Jr.
    ----------------------------------        ----------------------------------

Name: Peter A. Ferro, Jr.                 Name: Peter A. Ferro, Jr.
      --------------------------------          --------------------------------

Its: Chief Executive Officer              Its: Chief Executive Officer
     ---------------------------------         ---------------------------------

NEW EMPRESS JOLIET, INC.


By: /s/ Peter A. Ferro, Jr.
    ----------------------------------
Name: Peter A. Ferro, Jr.
      --------------------------------
Its:  Chief Executive Officer
      --------------------------------


                                                                                  File # 5622-192-
BCA 5.10/5.20 (Rev. Jul 1984)                      JIM EDGAR                     -----------------------
                                              Secretary of State                 This Space for Use By
    Submit in Duplicate                       State of Illinois                    Secretary of State
Remit payment in Check or Money
Order, payable to "Secretary of    STATEMENT OF CHANGE OF REGISTERED AGENT       Date  12/29/94
State".                                              AND/OR
     DO NOT SEND CASH!                         REGISTERED OFFICE                 Filing Fee  $5.00

                                                                                 Clerk
                                                                                 /s/ signature illegible
                                                                                 -----------------------

Pursuant to the provisions of the "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.   The name of the corporation is Empress River Casino Corporation
                                 -----------------------------------------------

     ---------------------------------------------------------------------------

2.   The State of Country of incorporation is Illinois
                                              ----------------------------------
3. The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:

               Registered Agent  Suzanne                L.                      Saxman
                                 -----------------------------------------------------------------------------
                                 First Name        Middle Name                 Last Name

               Registered Office 30 North LaSalle Street   Suite 2900
                                 -----------------------------------------------------------------------------
   DEC 29 1994                   Number            Street       Suite No. (A.P.O. box above is not acceptable)
                                 -----------------------------------------------------------------------------
  GEORGE H. RYAN                 Chicago,           60602                         Cook
SECRETARY OF STATE               -----------------------------------------------------------------------------
                                 City              Zip Code                      County

4.   The name and address of its registered agent and its registered office shall be (After all Changes herein Reported):

               Registered Agent  Michael                W.                      Hansen
                                 -----------------------------------------------------------------------------
                                 First Name        Middle Name                 Last Name
               Registered Office 2300 Empress Drive
                                 -----------------------------------------------------------------------------
                                 Number            Street       Suite No. (A.P.O. box above is not acceptable)

                                 Joliet              60436                        Will
                                 -----------------------------------------------------------------------------
                                 City              Zip Code                      County

5.   The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)
     a.   [_] By Resolution duly adopted by the board of directors.     (Note 5)
     b.   [X] By action of the registered agent.                        (Note 6)

(If authorized by the board of directors, sign here, See Note 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

     Dated
           --------------------------------------------, 19 ----     -------------------------------------------
                                                                       (Exact Name of Corporation)

     attested by /s/ Peter Ferro, Jr.                                by /s/ Kevin Larson
                -----------------------------------------------         -----------------------------------------
                (Signature of Secretary or Assistant Secretary)         (Signature of President or vice president

                 Peter Ferro, Jr.                                          Kevin Larson
                -----------------------------------------------      --------------------------------------------
                Type or Print Name and Title)                        Title or Print Name and Title)

     (If change of registered office by registered agent, sign here. See Note 6)
          The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


     Dated   October 4                                 , 1994           /s/ Suzanne L. Saxman
           --------------------------------------------  ----        -------------------------------------------
                                                                       (Signature of Registered Agent of Record)

                                     NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or and assistant secretary).

6. The registered may agent report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

        Form BCA-5.10/5.20

File No.
         ---------------------------

====================================
 STATEMENT OF CHANGE OF REGISTERED
  AGENT AND/OR REGISTERED OFFICE


         Filing Fee $5.00




            RETURN TO:


      Corporation Department
        Secretary of State
    Springfield, Illinois 62756
       Telephone 217-782-7808

====================================

C-136.4

                               STATE OF ILLINOIS
                       Office of the Secretary of State
                   I hereby certify that this is a true and
                      correct copy, consisting of forty
                 pages, as taken from the original on file in
                                 this office.


                              /s/ George H. Ryan

                                GEORGE H. RYAN
                              SECRETARY OF STATE

                             DATED:  June 15, 1998

                             BY: /s/ Michelle (illegible)

[LOGO]

                                   EXPEDITED
                              SECRETARY OF STATE

                                  JUN 15 1998

                                EXP. FEES 25.00
                                          -----
                               COPY-CERT. 25.OO
                                          -----